EXHIBIT 21
RAYMOND JAMES FINANCIAL, INC.
LIST OF SUBSIDIARIES

The following listing includes all of the registrant's subsidiaries as of September 30, 2010, which are included in the consolidated financial statements:

Entity Name	State/Country of Incorporation	Subsidiary or Joint Venture of
0891623 B.C. Unlimited Liability Company	Canada	7597410 Canada Inc.
656948 British Columbia Ltd.	Canada	RJ Canada, Inc.
6632840 Canada Ltd.	Canada	RJF
7597410 Canada Inc.	Canada	RJ Canada, Inc.
Eagle Asset Management, Inc.	Florida	RJF
EB Management I, LLC	Florida	EAGLE
Eagle Boston Investment Management, Inc.	Florida	EAGLE
Eagle Fund Distributors, Inc.	Florida	EAGLE
Eagle Fund Services, Inc.	Florida	EAGLE
Gateway Institutional Fund Ltd.	Florida	RJTCF
Gateway Tax Credit Fund II, Ltd.	Florida	RJTCF
Gateway Tax Credit Fund III, Ltd.	Florida	RJTCF
Lane, Berry & Co. International, LLC	Massachusetts	RJF
Heritage International Limited	Mauritius	RJIH
Pine Creek Healthcare Capital, Inc.	Florida	RJF
Planning Corporation Of America	Florida	RJA
Raymond James & Associates, Inc.	Florida	RJF
Raymond James (USA) Ltd.	Canada	RJ LTD
Raymond James Argentina Sociedad De Bolsa, S.A.	Argentina	Raymond James South American Holdings, Inc. (“RJSAH”)
Raymond James Asset Management International, S.A.	France	RJIH
Raymond James Bank, FSB	U.S.A.	RJF
Raymond James Brasil, S.A.	Brazil	RJSAH
Raymond James Canada, LLC	Florida	RJ Canada, Inc.
Raymond James Capital Inc.	Delaware	RJF
Raymond James Capital Partners, LP	Florida	RJC Partners, LP
Raymond James Credit Corporation	Delaware	RJF
Raymond James Development Tax Credit Fund, LLC	Delaware	RJTCF
Raymond James European Holdings, Inc. (“RJEH”)	Florida	RJIH
Raymond James Financial International, Ltd. (U.K.)	U.K.	RJIH
Raymond James Financial Management Ltd.	Canada	RJ LTD
Raymond James Financial Planning Ltd.	Canada	RJ LTD
Raymond James Financial Services Advisors, Inc.	Florida	RJF
Raymond James Financial Services, Inc.	Florida	RJF
Raymond James Geneva S.A.	Switzerland	RJA
Raymond James Global Advisors Ltd.	British Virgin Islands	RJIH
Raymond James Global Securities, Limited	British Virgin Islands	RJIH
Raymond James International Holdings, Inc.	Delaware	RJF
Raymond James Investments, LLC	Florida	RJF
Raymond James Investment Services Limited	U.K.	RJF
Raymond James Latin Advisors Limited	British Virgin Islands	RJSAH
Raymond James Latin America S.A.	Uruguay	RJSAH
Raymond James Latin Fund Advisors SA	British Virgin Islands	RJSAH

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Raymond James Ltd	Canada	RJF
Raymond James Multifamily Finance, Inc.	Florida	RJTCF
Raymond James North Carolina Tax Credit Fund, LLC	Delaware	RJTCF
Raymond James Partners, Inc.	Florida	RJF
Raymond James Patrimoine, S.A.	France	RJIH
Raymond James Research Services, LLC	Florida	RJF
Raymond James Securities – Turkey (Raymond James Yatýrým Menkul Kýymetler A.S.)	Turkey	RJEH
Raymond James South American Holdings, Inc.	Florida	RJIH
Raymond James Tax Credit Fund 32 – A, LLC	Delaware	RJTCF
Raymond James Tax Credit Fund 32 – B, LLC	Delaware	RJTCF
Raymond James Tax Credit Fund 34, LLC	Delaware	RJTCF
Raymond James Tax Credit Fund 35, LLC	Delaware	RJTCF
Raymond James Tax Credit Fund 36, LLC	Delaware	RJTCF
Raymond James Tax Credit Fund XX, LP	Delaware	RJTCF
Raymond James Tax Credit Fund XXII, LLC	Delaware	RJTCF
Raymond James Tax Credit Fund XXV – A, LLC	Delaware	RJTCF
Raymond James Tax Credit Fund XXV – B, LLC	Delaware	RJTCF
Raymond James Tax Credit Funds, Inc.	Florida	RJF
Raymond James Trust, National Association	U.S.A.	RJF
Residual Partners	Florida	RJF
RJ Canada LP	Alberta	0891623 B.C. Unlimited Liability Company; 7597410 Canada Inc.
RJ Canada, Inc.	Florida	RJF
RJ Capital Services, Inc.	Delaware	RJF
RJ Communication, Inc.	Florida	RJF
RJ Delta Capital S.A.	Argentina	RJSAH
RJ Delta Fund Management S.A.	Argentina	RJSAH
RJ Equities, Inc.	Florida	RJF
RJ Government Securities, Inc.	Florida	RJF
RJ Holdings, Ltd.	Florida	Residual Partners
RJ-Contrarian, LLC	Delaware	RJ Specialist Corp.
RJ Partners, Inc.	Florida	RJF
RJ Properties, Inc.	Florida	RJF
RJ Specialist Corporation	Florida	RJF
RJA Structured Finance, Inc.	Delaware	RJF
RJC Event Photos, LLC	Delaware	RJF
RJC Forensics, LLC	Delaware	RJF
RJC Partners LP	Florida	RJC Partners, Inc.
RJC Partners, Inc.	Florida	RJF
RJEIF I, L.P.	Delaware	RJEIF, Inc.
RJEIF II, L.P.	Delaware	RJEIF, Inc.
RJEIF, Inc.	Delaware	RJF
RJF Capital Trust I	Delaware	RJF
RJF Capital Trust III	Delaware	RJF
RJF Capital Trust III	Delaware	RJF
Value Partners, Inc.	Florida	RJTCF

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